Investor Update Q3 2024 Peapack-Gladstone Bank Peapack Private The Q3 2024 Investor Update should be read in conjunction with the Q3 2024 Earnings Release issued on October 22, 2024. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan including our entry into New York City, and our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2024 and beyond; 4) our ability to successfully integrate wealth management firm and team acquisitions; 5) our ability to manage our growth; 6) a decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 8) declines in the value in our investment portfolio; 9) higher than expected increases in our allowance for credit losses; 10) higher than expected increases in loan and lease losses or in the level of nonperforming, classified or criticized loans or charge-offs; 11) changes in interest rates and the effects of inflation; 12) a decline in real estate values within our market areas; 13) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 14) changes in monetary policy by the Federal Reserve Board; 15) changes to tax or accounting matters; 16) successful cyberattacks against our IT infrastructure and that of our IT providers; 17) higher than expected FDIC insurance premiums; 18) adverse weather conditions; 19) a reduction in our lower-cost funding sources; 20) changes in liquidity, including the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; 21) our ability to adapt to technological changes; 22) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 23) our ability to retain key employees; 24) demands for loans and deposits in our market areas; 25) adverse changes in securities markets; 26) changes in New York City rent regulation law and 27) other unexpected material adverse changes in our operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

Strategic Updates Positioning Peapack Private as the boutique alternative to large banks in the Metropolitan NYC region. On track to rebrand to “Peapack Private Bank & Trust” on or about January 1, 2025. Our expansion into NYC has generated $734MM in core deposits, 31% noninterest-bearing. Moody’s affirmed investment grade rating with a stable outlook. Peapack Private Wealth Management, the foundation of our private banking strategy, reached a record high of $12.1B AUM/AUA. Balance Sheet Deposits increased $279MM (20% annualized). Noninterest-bearing deposits increased $130MM, representing 46% of the growth. Total available liquidity increased $334MM on a linked quarter basis to $4.2B*. Loans grew $51MM (4% annualized) driven by C&I with continued reductions in CRE and MF. Strong C&I pipelines heading into Q4. Allowance for credit losses increased 5 basis points to 1.34% of total loans. No evidence of systemic deterioration in asset quality. Increase in classified assets was primarily the migration of three previously identified borrowers from Special Mention to Substandard. Tangible book value per share increased by 4.1% to $32.00; repurchased 100,000 shares in the quarter at an average cost of $25.92. Earnings Consistent earnings despite absorbing the increase of new personnel in 2024 and increasing our ACL coverage. Net interest margin increased 9 basis points to 2.34%. We anticipate that NIM will expand in subsequent quarters. Loan originations for the quarter carried a marginal NIM of greater than 4.00%. Total fee income represented 33% of total revenue, driven by wealth management fee income. New inflows totaled $140MM for the quarter; $130MM managed. Quarterly Highlights 3 *Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities. $0.43 Earnings Per Share 0.46% ROA 5.12% ROE $7.6MM Net Income Q3 Earnings

4 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. (Dollars in thousands, except per share data) Quarterly Financial Results

NYC Market Expansion Results to Date Investments in products, technology and enhanced processes focused on reducing client friction points and supporting our “branch light” model. 450+ Clients $734MM Total Deposits 31% Noninterest-bearing $180MM Outstanding Loans Our New York City expansion is delivering solid results. Onboarding fully-banked core relationships. Average relationship size $1.6MM. Noninterest-bearing deposits were 31% of total deposits. Vast majority of clients are utilizing our Treasury Management platform. $180 million of outstanding loans plus an additional $39 million of commitments. Strong loan and deposit pipelines going into Q4. Continue to explore additional regional locations with opportunistic hires. Strong Net Promoter Score & Employee Engagement Continuous Improvement Creating Franchise Value Client feedback is validating our best-in-class service culture. New York teams have received an 81 Net Promoter Score, in-line with world-class service organizations like The Ritz Carlton, USAA, and Nordstrom. Strong NYC Employee engagement – voted one of “Crain’s 2024 Best Places to Work in NYC”. Our NYC market expansion is building a strong foundation for future value creation. Higher growth trajectory. Vastly improved liquidity profile. Ability to re-trade higher cost funds for core relationships, establishing a strong foundation to capitalize on rate reductions. Greater operating leverage and profitability.

* Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service. ** Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities. *** (Cash + Cash Equivalents + AFS Securities) / Total Assets. Liquidity Highlights Continuing to rapidly strengthen our liquidity profile. Excellent deposit growth – core relationship deposits* increased $258MM in Q3. Core relationship deposits have increased $782MM year-to-date. No overnight borrowings. Strong momentum allows us to actively replace higher priced liabilities with lower cost core funding. Increased available borrowing capacity. Conservative, best-in-class approach to contingent liquidity management. Total available liquidity** of $4.2B represents 293% of uninsured/uncollateralized deposits. Strong pipeline of core deposits. 6 Improved Liquidity Profile

7 Expanding Net Interest Margin Net Interest Margin (%) NIM increased by 9 basis points on a linked quarter basis to 2.34%. Margin expansion driven by success in Metropolitan NYC expansion, which is focused on growing fully banked core relationships.

AUM/AUA (in millions) Fees (in millions) Wealth Management Record AUM/AUA 8 $12.1B AUM/AUA 32% EBITDA Margin 2023 FY 11% Revenue CAGR* $4.2MM Average Relationship $140MM Q3 2024 Gross Inflows * 5-Year compounded annual growth rate calculated from December 31, 2018 through December 31, 2023. $46.0MM YTD Revenue

$547MM 9 Wealth Management New Business Inflows AUM/AUA (in millions) $777MM $701MM $843MM $1,070MM $948MM

Wealth Division is Driving Stable Fee Revenue 10 *Capital Markets consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. Total Noninterest Income as a % of Total Revenue 35% Q3 2023 $19.4MM (in millions) $14.0MM 35% Q1 2024 Q2 2024 $16.4MM Q4 2023 32% $13.8MM $17.6MM Q3 2024 $18.7MM $14.4MM $21.6MM $18.9MM $15.2MM 38% 33%

11 Diversified Lending Business Loan Mix as of 9/30/2024 Gross Loans*: $5.3 billion * Gross loans include loans held for sale.

Commercial Banking* 12 $2.8B Outstanding 53% of Total Loans Diversified C&I continues to be our area of focus for future growth – strong pipelines (in millions) * Commercial banking includes CRE loans and Commercial and Industrial Loans. CRE excludes MFL, which totaled $1.8B as of 9/30/2024. ** 5-Year compounded annual growth rate calculated from December 31, 2018 through December 31, 2023. $2.10B $2.47B $2.66B $2.54B $2.83B $217M Average Relationship Deposit Balance 5-Year C&I CAGR** 10% vs. contraction for CRE $2.92B 9 years Average Relationship Length $2.83B

Diversification within C&I Lending 13 C&I Loans constitute 42% ($2.2B) of the total loan portfolio and includes 302 distinct NAICS codes.

Managing our CRE Concentration 14 348% CRE Concentration*; declined from 357% at the prior quarter end and 704% at peak (9/30/2015). 11.2% CRE 36-month Growth Rate, down from 16.5% at prior quarter-end (below 50% regulatory growth threshold). De Minimis $23MM Commercial Construction Portfolio. Well-diversified NOO CRE portfolio. Deep Understanding of Multifamily Portfolio with well-established risk management program. Quarterly stress testing (two approaches: loan-level and CCAR/DFAST top-down). Vintage and maturity/refinance profile favorable over the next 18 to 24 months. * As defined by SR 07-01, excluding Owner Occupied Commercial Real Estate. Calculated at the Bank Holding Company level.

15 A Well-Diversified Non-Owner Occupied CRE Portfolio Segments experiencing market stress are conservatively underwritten with low LTVs and solid DSCRs Non-Owner Occupied CRE constitutes 11% ($578MM) of the total loan portfolio. Office CRE represents < 2% of total loans

Multifamily Loan Portfolio 16 Current LTV 61.1% Current DSCR 1.45x Current Debt Yield 8.2% Multifamily constitutes 34% ($1.8B) of the total loan portfolio. (in millions)

Manageable Refinance Risk within Multifamily 4% of Loans Resetting or Maturing through 2025 17

Personal Banking Expansion into NYC with Track Record of Successfully Competing against Large Banks 18 1 Natural Market Area defined within boundaries in map as geography within 5 miles of all NJ branch locations. 2 Loans as of 9/30/2024. 3 Provident Financial Services Inc. acquired Lakeland Bancorp Inc. between the referenced time periods. 2023 deposits reflect the combination of the two entities prior to their merger. 4 NYC Deposit Market defined as New York County. Total market share defined utilizing S&P Capital IQ Pro “As Reported” FDIC data as of 6/30/2024. Growing New Jersey market share in a shrinking market, continuing to outperform peers NYC4 Deposit Market $2.8 trillion

Positioning Peapack Private as the boutique alternative to large banks in the Metro NYC region. Attractive geographic franchise enhanced with our entry into NYC, which is delivering growth, additional core liquidity, and a foundation for future positive operating leverage and increased shareholder value creation. Early results on NYC expansion exceed initial expectations and momentum is strong. Business model anchored by a $12.1B AUM/AUA wealth management business. Continue to invest in human capital, products, technology, and processes, which will create sustainable long-term value creation. Robust commercial lending and treasury management business, which caters to clients throughout their business lifecycle, including sell-side advisory services. Focused on growing tangible book value while prudently returning capital to shareholders. Enhanced credit risk oversight and tightened underwriting standards. Continuously investing in human capital and retention; recognized as an ABA Best Banks To Work For six years in a row; recognized as a Crain’s 2024 Best Places to Work in NYC. Focused on Creating Shareholder Value 19

Appendix Peapack-Gladstone Bank

30-89 Days Past Due / Gross Loans (%) Credit Metrics 21 Classified Loans / Gross Loans (%) NPAs / Assets (%) Special Mention / Gross Loans (%)

22 (Dollars in thousands) Quarterly Balance Sheet & AUM/AUA Summary

23 1 Amounts reflect modifications that are paying according to modified terms. 2 Excludes modifications included in nonaccrual loans of $3.7 million at September 30, 2024, $3.0 million at December 31, 2023 and $3.1 million at September 30, 2023. 3 Excludes a credit of $3,000 at September 30, 2024, a credit of $55,000 at December 31, 2023, and a credit of $88,000 at September 30, 2023 related to off-balance sheet commitments. 4 Net charge-offs for the quarter ended December 31, 2023 included charge-offs of $2.2 million of a previously established reserve to loans individually evaluated on one multifamily loan and $5.6 million on one equipment finance relationship. 5 Total ACL less reserves to loans individually evaluated equals collectively evaluated ACL. (Dollars in thousands) Asset Quality

24 1 Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See Non-GAAP financial measures reconciliation table. 2 Tangible book value per share excludes intangible assets. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table. 3 Excludes other comprehensive loss of $54.8 million for the quarter ended September 30, 2024, $64.9 million for the quarter ended December 31, 2023, and $81.7 million for the quarter ended September 30, 2023.  See Non-GAAP financial measures reconciliation included in these tables. Capital Summary

25 1 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. Quarterly Income Statement Summary Quarterly Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data)

26 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. (Dollars in thousands, except per share data) Quarterly Non-GAAP Financial Measures Reconciliation

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Matthew P. Remo SVP | Managing Principal – Chief Strategy Officer & Head of Investor Relations (908) 393-7591 mremo@pgbank.com Contacts Corporate Headquarters 27 Contact